Prepayments and other receivables	6 Months Ended
Jun. 30, 2026
Notes and other explanatory information [abstract]
Prepayments and other receivables

12.	Prepayments and other receivables

	30 June 2026	31 December 2025
	€’000	€’000
Trade receivables	5,099	4,774
Contract fulfilment asset	979	-
Prepayments	26	27
VAT recoverable	135	17
Loan receivable	170	-
Other receivables	247	229
Total prepayments and other receivables	6,656	5,047

Trade receivables comprise €4,673k at Al Shola Gas and €426k at BrightHy. Amounts are recorded at the invoice amount less an allowance for expected credit losses, estimated with reference to historical collection experience, the ageing of balances and forward-looking information. The contract fulfilment asset represents costs incurred by BrightHy to fulfil its engineering contracts, which will be recognised in cost of sales as the related performance obligations are satisfied. The loan receivable was advanced by the Company during the period.